Exhibit 99.1

Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC

Combined Financial Statements as of and for the Year Ended December 31, 2011 with Report of Independent Auditors

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,
SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

TABLE OF CONTENTS

Page

REPORT OF INDEPENDENT AUDITORS	1

COMBINED FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011:

Combined Balance Sheet	2

Combined Statement of Operations	3

Combined Statement of Changes in Members’ Deficit	4

Combined Statement of Cash Flows	5

Notes to Combined Financial Statements	6–11

REPORT OF INDEPENDENT AUDITORS

To the Members of

Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC:

We have audited the accompanying combined balance sheet of Metropolitan Senior Housing, LLC, MSH Operating, LLC, Sunrise HBLR, LLC and HBLR Operating, LLC (the “Companies”) as of December 31, 2011, and the related combined statements of operations, changes in members’ deficit, and cash flows for the year then ended. These combined financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the Companies at December 31, 2011, and the combined results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

McLean, Virginia	/s/ Ernst & Young LLP
December 6, 2012

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2011

ASSETS

PROPERTY AND EQUIPMENT:
Land and land improvements	$52,697,614
Building and building improvements	177,702,655
Furniture, fixtures, and equipment	24,925,552
Construction in progress	13,395

Total property and equipment	255,339,216

Less accumulated depreciation	(71,247,423)

Property and equipment — net	184,091,793

CASH AND CASH EQUIVALENTS	13,851,483

RESTRICTED CASH	958,708

ACCOUNTS RECEIVABLE — Net of allowance for doubtful accounts of $258,998	1,002,962

PREPAID EXPENSES AND OTHER ASSETS	269,086

DEFERRED FINANCING COSTS — Net of accumulated amortization of $3,661,597	1,312,231

TOTAL	$201,486,263

LIABILITIES AND MEMBERS’ DEFICIT

LIABILITIES:
Notes payable	$259,266,094
Accounts payable and accrued expenses	2,948,320
Payable to affiliates — net	2,132,660
Security and reservation deposits	3,500
Accrued interest	1,133,621
Deferred revenue	4,796,332

Total liabilities	270,280,527

MEMBERS’ DEFICIT	(68,794,264)

TOTAL	$201,486,263

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATING REVENUE:
Resident fees	$92,164,190
Other income	697,501

Total operating revenue	92,861,691

OPERATING EXPENSES:
Labor	37,084,576
Management fees to affiliate	7,859,282
Depreciation	6,392,459
General and administrative	4,396,492
Food	2,904,404
Taxes and license fees	2,854,233
Utilities	2,818,804
Insurance	2,541,427
Repairs and maintenance	2,471,460
Advertising and marketing	1,316,449
Ancillary expenses	753,822
Bad debt	272,143

Total operating expenses	71,665,551

INCOME FROM OPERATIONS	21,196,140

OTHER EXPENSES:
Amortization of financing costs	667,125
Interest expense	15,730,770

Total other expenses	16,397,895

NET INCOME	$4,798,245

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENT OF CHANGES IN MEMBERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2011

	Sunrise Senior
	Living	HVP Sun	HVP Sun
	Investment Inc.	Investor, LLC	Investor II	Total

MEMBERS’ DEFICIT — January 1, 2011	$(15,895,092)	$(40,557,652)	$(10,732,266)	$(67,185,010)

Distributions	(1,468,822)	(2,933,060)	(2,005,617)	(6,407,499)

Net income	487,133	2,865,591	1,445,521	4,798,245

MEMBERS’ DEFICIT — December 31, 2011	$(16,876,781)	$(40,625,121)	$(11,292,362)	$(68,794,264)

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,

SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

COMBINED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,798,245
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	6,392,459
Amortization of financing costs	667,125
Provision for bad debts	272,143
Changes in operating assets and liabilities:
Restricted cash of escrow	(13,277)
Accounts receivable	(257,161)
Prepaid expenses and other assets	75,776
Accounts payable and accrued expenses	(169,454)
Accrued interest	(15,344)
Payable to affiliates - net	1,734,757
Security and reservation deposits	(17,170)
Deferred revenue	537,132

Net cash provided by operating activities	14,005,231

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(1,250,321)
Change in restricted cash	(31,563)

Net cash used in investing activities	(1,281,884)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(6,407,499)
Repayment of notes payable	(3,658,485)

Net cash used in financing activities	(10,065,984)

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,657,363

CASH AND CASH EQUIVALENTS — Beginning of year	11,194,120

CASH AND CASH EQUIVALENTS — End of year	$13,851,483

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION - Cash paid for interest	$15,746,114

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING - Accrued capital expenditures	$197,095

See notes to combined financial statements.

METROPOLITAN SENIOR HOUSING, LLC, MSH OPERATING, LLC,
SUNRISE HBLR, LLC AND HBLR OPERATING, LLC

NOTES TO COMBINED FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2011

1.                      ORGANIZATION AND PRESENTATION

Organization —Metropolitan Senior Housing, LLC (“MSH”) and MSH Operating, LLC (“MSH Op”), collectively (the “MSH Companies”) were each formed under the laws of the State of Delaware on June 29, 2000.  MSH shall terminate on December 31, 2025, unless substantially all of its assets are sold or the members elect to dissolve MSH prior to that time.  MSH Op shall continue in perpetuity unless substantially all of its assets are sold or the member elects to dissolve MSH Op.   As of December 31, 2011, MSH was owned 75% by HVP Sun Investor, LLC (“HVP”) and 25% by Sunrise Senior Living Investment Inc. (“SSLII”), a wholly owned subsidiary of Sunrise Senior Living, Inc. (“SSLI”), and MSH Op was owned 100% by HVP.

Sunrise HBLR, LLC (“HBLR”) (formerly known as Sun Gem, LLC) and HBLR Operating, LLC (“HBLR Op”), collectively (the “HBLR Companies”) were each formed under the laws of the state of Delaware on September 27, 2004 and March 22, 2007, respectively.  HBLR shall terminate on December 31, 2032, unless substantially all of its assets are sold or the members elect to dissolve the entities prior to this date.  HBLR Op shall continue in perpetuity unless substantially all of its assets are sold or the member elects to dissolve HBLR Op.  As of December 31, 2011, HBLR was owned 80% by Heitman Value Partners SUN Investor II (“HVPII”) and 20% by SSLII and HBLR Op was owned 100% by HVPII.

MSH and HBLR own 100% of the interests in 16 limited liability companies, each of which owns, operates, leases, manages and will dispose of individual assisted living facilities (“Facilities”).  The Facilities are as follows:

Facility	Location	Date Opened

HBLR Highland Park MA Senior Living, LLC	Highland Park, MA	August 2005
HBLR Lynnfield MA Senior Living, LLC	Lynnfield, MA	November 2005
HBLR Randolph NJ Senior Living, LLC	Randolph, NJ	January 2006
HBLR Burlington MA Senior Living, LLC	Burlington, MA	October 2005
MSH Wayland MA Senior Living, LLC	Wayland, MA	October 1997
MSH West Essex NJ Senior Living, LLC	West Essex, NJ	October 1998
MSH Hunter Mill VA Senior Living, LLC	Hunter Mill, VA	February 1997
MSH Cohasset MA Senior Living, LLC	Cohasset, MA	April 1998
MSH Glen Cove NY Senior Living, LLC	Glen Cove, NY	March 1998
MSH Paramus NJ Senior Living, LLC	Paramus, NJ	September 1998
MSH Lafayette Hill PA Senior Living, LLC	Lafayette Hill, PA	August 1998
MSH Paoli PA Senior Living, LLC	Paoli, PA	October 1998
MSH Decatur GA Senior Living, LLC	Decatur, GA	February 1998
MSH Bellevue WA Senior Living, LLC	Bellevue, WA	September 1998
MSH Walnut Creek CA Senior Living, LLC	Walnut Creek, CA	March 1998
MSH Oakland Hills CA Senior Living, LLC	Oakland Hills, CA	November 1998

MSH and HBLR were organized to develop and own assisted living facilities that are leased to MSH Op and HBLR Op.  MSH Op and HBLR Op operate the assisted living facilities and provide senior living services to seniors.

On October 1, 2012 HVP and HVPII sold their interest in the MSH Companies and the HBLR Companies to SSLII (see Note 6).

Senior living services include a residence, meals, and nonmedical assistance to elderly residents for a monthly fee. The Facilities’ services are generally not covered by health insurance, and, therefore, monthly fees are generally payable by the residents, their family, or another responsible party.

2.                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting — The accompanying combined financial statements include the combined accounts of the Companies after elimination of all intercompany accounts and transactions.  The financial results of the Companies have been combined to reflect the combined results of the 16 Facilities which are under the common ownership and control of HVP, HVP II and SSLII. The Companies reviewed subsequent events through December 6, 2012, the date the combined financial statements were issued.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Significant estimates and assumptions have been made with respect to the useful lives of assets, recoverability of investments in property and equipment, recoverable amounts of receivables, amortization periods of deferred costs, and the fair value of financial instruments. Actual results could differ from those estimates.

Property and Equipment — Property and equipment are recorded at cost. Maintenance and repairs are charged to expense as incurred.  Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, as follows:

Land improvements	15 years
Building and building improvements	10-40 years
Furniture, fixtures, and equipment	3-10 years

Construction in progress includes project costs related to the construction of certain improvements at the Facilities.  These costs are allocated to the Facilities upon completion of the construction.

Property and equipment are reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Impairment is recognized when the asset’s undiscounted expected cash flows are not sufficient to recover its carrying amount.  The Companies measure an impairment loss for such assets by comparing the fair value of the assets to its carrying amount.  No impairment charges were recorded in 2011.

Cash and Cash Equivalents — Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less. Throughout the year, the Companies may have cash balances in excess of federally insured amounts on deposit with various financial institutions.

Restricted Cash — Restricted cash balances represent amounts set aside as required by the loan agreement.  Restricted cash includes amounts set aside for capital projects of $366,132 and real estate tax escrows of $592,576 for the year ended December 31, 2011.

Allowance for Doubtful Accounts — The Companies provide an allowance for doubtful accounts on their outstanding receivables balance based on its collection history and an estimate of uncollectible accounts.

Deferred Financing Costs — Costs incurred in conjunction with obtaining permanent financing for the Companies have been deferred and are amortized using the straight-line method, which approximates the effective interest method, to interest expense over the remaining term of the financing.  Amortization expense was $667,125 for the year ended December 31, 2011 and is included in amortization of financing costs in the accompanying combined statement of operations.

Revenue Recognition and Deferred Revenue — Operating revenue consists of resident fee revenue, including resident community fees. Generally, resident community fees approximating 30 to 60 times the daily residence fee are received from residents upon occupancy. Resident community fees are deferred and recognized as income over one year, corresponding to the terms of agreements with residents. The agreements are cancelable by residents with

30 days notice. All other resident fee   revenue is recognized when services are rendered. The Companies bill the residents one month in advance of the services being rendered, and therefore, cash payments received for services are recorded as deferred revenue until the services are rendered and the revenue is earned.

Income Taxes —No provision has been made for federal income taxes, as the liability for such taxes, if any, is that of the Members and not the Companies.

ASC 740-10-25, Income Taxes, Overall Recognition describes a comprehensive model for the measurement, recognition, presentation and disclosure of uncertain tax positions in the financial statements. Under the interpretation, the financial statements will reflect expected future tax consequences of such positions presuming the tax authorities have full knowledge of the position and all relevant facts, but without considering time values. The Companies have no uncertain tax position that require accrual as of December 31, 2011.

The statute of limitations for the IRS and states to perform audits on the Companies are three and four years, respectively.  The Companies are currently not under an audit by any tax jurisdiction.  The statute of limitations for the periods included in the combined financial statements expire on September 15, 2015 and October 15, 2016 for the IRS and states, respectively.

Fair Value Measurement — Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, ASC Fair Value Measurements Topic establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels. These levels, in order of highest priority to lowest priority, are described below:

Level 1 — Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities.

Level 2 — Observable prices that are based on inputs not quoted on active markets, but corroborated by market data.

Level 3 — Unobservable inputs are used when little or no market data is available.

As of December 31, 2011, the carrying amounts of certain financial instruments, including cash and cash equivalents, restricted cash, accounts receivable, accounts payable, accrued expenses, and other liabilities were representative of their fair values because of the short-term maturity of these instruments.

3.                      TRANSACTIONS WITH AFFILIATES

Each Facility has entered into a management agreement with Sunrise Senior Living Management, Inc. (“SSLMI”), an affiliate of SSLII, for management of its Facility. SSLMI receives a monthly management fee equal to 7% and 6% of gross revenue for HBLR Op and MSH Op, respectively.  For the year ended December 31, 2011, total management fees incurred were $7,859,282, which includes $1,579,684 in incentive fees.  Incentive fees, as defined in the management agreements, are due to SSLMI on a quarterly basis and are incurred when various components set forth in the management agreement exceed gross revenues in any calendar year.  When this condition is met, the product of the excess amount multiplied by the fixed rate of 30% and 35% for HBLR Op and MSH Op, respectively determine the amount of this fee.

The management agreements also provide for reimbursement to SSLMI for all direct costs of operations. These transactions are subject to the right of offset wherein any receivables from the affiliate can be offset by any payables to the affiliate; therefore, the amounts have been presented as payable to affiliates - net in the accompanying combined financial statements. The amounts are non-interest-bearing and due on demand.  Total payables outstanding as of December 31, 2011 were $2,132,660, of which $1,073,419 is payable to HVP and HVPII for incentive fees earned during 2011.  Payments to SSLMI for direct operating expenses as of December 31, 2011 were $58,685,135.

The Companies obtain property, workers compensation, professional, general liability and automobile coverage through Sunrise Senior Living Insurance, Inc., an affiliate of Sunrise Senior Living, Inc. (“SSLI”). Related payments totaled $2,318,280 in 2011.

4.                      NOTES PAYABLE

On March 22, 2007, the HBLR Companies entered into separate loan agreements for its four Facilities with Prudential Insurance Company of America (“Prudential”) for $78,000,000.  The loans bear interest at 5.89% and are secured by the HBLR Facilities. The loans are cross collateralized by the assets of the HBLR Companies and are cross-defaulted. The loans mature on April 15, 2014. Principal and interest payments are $477,806 and are payable monthly.

On December 12, 2006, the MSH Companies entered into separate loan agreements for its 12 Facilities with Berkadia Commercial Mortgage LLC (“Berkadia”) for $190,000,000. The loans bear interest at 6.00% and are secured by the MSH Facilities. The loans are cross collateralized by the assets of the MSH Companies and are cross-defaulted. The loans mature on January 1, 2014 and contain an automatic extension period of one year, unless the MSH Companies default on the loans.  Principal and interest payments are $1,139,147 and are payable monthly.

A summary of the loans’ terms and balances at December 31, 2011 are as follows:

Facilities	Lender	Interest Rate	Maturity Date	Loan Commitment	Loan Balance as of December 31, 2011

HBLR Highland Park MA	Prudential	5.89%	4/15/2014	$22,218,284	$21,651,334
HBLR Lynnfield MA	Prudential	5.89%	4/15/2014	18,559,723	18,086,130
HBLR Randolph NJ	Prudential	5.89%	4/15/2014	18,320,453	17,852,965
HBLR Burlington MA	Prudential	5.89%	4/15/2014	18,901,540	18,419,225
MSH Wayland MA	Berkadia*	6.00%	1/1/2014	5,516,000	5,320,224
MSH West Essex NJ	Berkadia*	6.00%	1/1/2014	20,200,000	19,483,053
MSH Hunter Mill VA	Berkadia*	6.00%	1/1/2014	13,226,000	12,756,577
MSH Cohasset MA	Berkadia*	6.00%	1/1/2014	12,200,000	11,766,993
MSH Glen Cove NY	Berkadia*	6.00%	1/1/2014	25,750,000	24,836,070
MSH Paramus NJ	Berkadia*	6.00%	1/1/2014	15,510,000	14,959,512
MSH Lafayette Hill PA	Berkadia*	6.00%	1/1/2014	12,800,000	12,345,697
MSH Paoli PA	Berkadia*	6.00%	1/1/2014	12,888,000	12,430,574
MSH Decatur GA	Berkadia*	6.00%	1/1/2014	13,810,000	13,319,850
MSH Bellevue WA	Berkadia*	6.00%	1/1/2014	18,200,000	17,554,038
MSH Walnut Creek CA	Berkadia*	6.00%	1/1/2014	13,500,000	13,020,852
MSH Oakland Hills CA	Berkadia*	6.00%	1/1/2014	26,400,000	25,463,000
				$268,000,000	$259,266,094

*As part of the October 1, 2012 transaction, the MSH Companies loans with Berkadia were paid off in the amount of $181,364,790 (see Note 6).

Principal maturities of the HBLR Companies notes payable as of December 31, 2011, are as follows:

Years Ending December 31
2012	$1,291,195
2013	1,369,334
2014	73,349,125
Total	$76,009,654

The fair value of the Companies’ notes payable has been estimated based on current rates offered for debt with the same remaining maturities and comparable collateralizing assets. Changes in assumptions or methodologies used to make estimates may have a material effect on the estimated fair value. The Companies have applied Level 2 type inputs to determine the estimated fair value of the Companies notes payable was $265,343,429 at December 31, 2011. At December 31, 2011, the Companies were in compliance with the non-financial covenants under the loan agreement.  There were no financial covenants under the loan agreements.

5.                      CONTINGENCIES

The Companies are involved in claims and lawsuits incidental to the ordinary course of business. While the outcome of these claims and lawsuits cannot be predicted with certainty, management of the Companies does not believe the ultimate resolution of these matters will have a material adverse effect on the Companies’ financial position.

6.                      SUBSEQUENT EVENT

On August 21, 2012, SSLI and Health Care REIT, Inc. (“HCN”) entered into an agreement (“Merger Agreement”) for HCN to acquire all of the outstanding common stock of SSLI for $14.50 per share in an all-cash transaction.  The transaction is not subject to any financing contingency, but still requires regulatory and SSLI shareholder approval.

The closing of the Merger (the “Closing”) is conditioned on (1) adoption of the Merger Agreement by holders of a majority of the outstanding shares of SSLI common stock; (2) expiration or termination of applicable waiting periods for the Merger under the Hart Scott Rodino Act; (3) completion of certain reorganization transactions in all material respects so that SSLI’s real estate assets and equity interests in subsidiaries and joint ventures that hold real estate (the “real estate business”) and SSLI’s subsidiaries that operate and manage senior living facilities (the “management business”) are held in separate SSLI subsidiaries (the “Reorganization”); (4) material compliance with covenants; (5) accuracy of each party’s representations, subject to materiality thresholds; and (6) absence of injunctions or orders that prohibit or restrain the consummation of the Mergers (together, the “Closing Conditions”). The reorganization transactions are being effected because, pursuant to the Merger Agreement, HCN may request Sunrise to sell its management business to a third party (the “Management Business Sale”) or spin-off its management business contemporaneously to the Closing. As part of the Reorganization, immediately following the Holding Company Merger and prior to the Merger, SSLI will be converted from a corporation into a Delaware limited liability company (the “Management Business LLC”) and its real estate business will be distributed to Holdco.

On September 13, 2012, in conjunction with the Merger Agreement above, Red Fox Management, LP (“Buyer”), a new entity formed by affiliates of Kohlberg Kravis Roberts & Co. L.P., Beecken Petty O’Keefe & Company and Coastwood Senior Housing Partners LLC, entered into a Membership Interest Purchase Agreement (the “Management Business Sale Agreement”) with SSLI and Holdco to acquire SSLI’s management business for approximately $130,000,000. HCN will also acquire a 20% interest in the Buyer.  Pursuant to the Management Business Sale Agreement, Holdco (which, immediately following the Holding Company Merger, will be the sole member of the Management Business LLC) will sell the Management Business LLC to the Buyer (or a wholly owned subsidiary of the Buyer) immediately following the completion of the Holding Company Merger and the Reorganization and immediately prior to the completion of the Merger.

The Management Business Sale Agreement provides that it will automatically terminate upon the termination of the Merger Agreement and provides for certain other termination rights for both SSLI and the Buyer.  The consummation of the Management Business Sale is conditioned on the satisfaction or waiver of customary closing conditions, including (1) expiration or termination of applicable waiting periods for the Management Business Sale under the Hart Scott Rodino Act; (2) receipt of certain state approvals; and (3) completion of the Reorganization by Sunrise in all material respects.

On October 1, 2012, SSLII purchased HVP’s interest in the MSH Companies and HVPII’s interest in the HBLR Companies. The purchase price for the acquisition was approximately $171,000,000. Following the closing of these purchases, SSLII owns 100% of the equity interests in the MSH Companies and the HBLR Companies. The acquisitions were made pursuant to Purchase and Sale Agreements, dated as of August 21, 2012, between SSLII, HVP and HVPII.

As part of the October 1, 2012 transactions, SSLII entered into a credit agreement with HCN in the amount of $365,000,000 with principal payments that bear interest at the average of the one-month London InterBank Offered Rate plus 5.0%. The credit agreement matures on December 31, 2013.  The credit agreement with HCN allowed for SSLII to purchase the HBLR Companies’ equity interests of approximately $53,000,000.  The remaining $312,000,000 was for SSLII to pay off the MSH Companies’ loan and purchase the MSH Companies’ equity interests.  Pursuant to the transaction, $194,752,664 was disbursed to pay off the MSH Companies’ loans with Berkadia which is inclusive of principals, interests, fees, and other expenses.

On October 1, 2012, in connection with the closing, HVP, HVPII and SSLII entered into mutual releases of all claims arising in connection with the ownership and operation of the MSH and HBLR Facilities and the MSH Companies and the HBLR Companies, subject to certain customary carve-outs.

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